                                                                    Exhibit 99.3

                                 FORM OF TOTAL
                    RESEARCH CORPORATION VOTING AGREEMENT

                  VOTING AGREEMENT, dated as of ___________, 2001 (the "Agreement"), between the undersigned holder (the "Holder") of shares of the common stock, $0.001 par value, of Total Research Corporation, a Delaware corporation (the "Company"), and Harris Interactive Inc. ("Harris"), a Delaware corporation.

                                    RECITALS

                  The Company, Harris and Total Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Harris ("Merger Sub"), propose to enter into an Agreement and Plan of Merger dated the date hereof (the "Merger Agreement"; capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which Merger Sub would be merged (the "Merger") with and into Harris, and each outstanding Total Share would be converted into the right to receive Harris Shares; and

                  The Holder is the beneficial owner of the number of Total Shares and options or rights to acquire Total Shares (such securities and any other securities of the Company hereafter acquired by the Holder, the "Subject Securities") set forth on the signature page to this Agreement; and

                  As a condition of its entering into the Merger Agreement, Harris has requested the Holder to agree, and the Holder has agreed, to enter into this Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

      AGREEMENT TO VOTE SHARES. Prior to the Termination Date (as hereinafter defined), at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Holder shall vote all Subject Securities that are voting securities and that it beneficially owns at the time of any such vote: (i) in favor of adoption of the Merger Agreement and (ii) against (w) approval of any Total Alternative Transaction made in opposition to or in competition with the Merger, (x) any merger (including, without limitation, a Total Alternative Transaction), consolidation, sale of assets requiring stockholder approval, reorganization or recapitalization of the Company, with any other person other than Harris or its affiliates, and (y) any liquidation or winding up of the Company.

     TRANSFER OF SECURITIES. From and after the date hereof until the conclusion of the meeting at which the Company's stockholders vote on the adoption of the Merger Agreement and the Holder votes in favor of such adoption (the "Meeting Date"), the Holder will not effect a tender, sale, exchange, pledge, disposition or other transfer or encumbrance (any of the foregoing, a "Sale") of any of the Subject Securities to or in favor of any person, unless, prior to any such Sale, such person shall have agreed in a writing, in form and substance reasonably acceptable to Harris, for the benefit of and delivered to Harris, to be bound by all provisions of this Agreement applicable to the Holder. Following the Meeting Date, the Holder shall not consummate a Sale to or in favor of any person, unless prior to any such Sale, such person shall have agreed in writing, in form and substance reasonably acceptable to Harris, for the benefit of and delivered to Harris, to be bound by the provisions of this Agreement.

     NO OWNERSHIP INTEREST. Nothing contained in this Agreement shall be deemed to vest in Harris any direct or indirect ownership or incidents of ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain and belong to Holder, and Harris shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Holder in the voting of any of the Subject Securities, except as otherwise expressly provided herein.

                     RULE 145 PROVISIONS

                     (a) The Holder has been advised that the delivery of the Harris Shares to the Holder pursuant to the Merger will be registered under the Securities Act, pursuant to a registration statement on Form S-4. The Holder has also been advised that at the time of the Total Stockholders Meeting, as to Total he or she may be an "affiliate" under Rule 145(c) as defined in Rule 405 of the Rules and Regulations of the SEC under the Securities Act, although nothing contained herein shall be construed as an admission of such fact.

                     (b) The Holder agrees not to offer, sell, transfer or otherwise dispose of any Harris Shares received in the Merger, except (i) at such time as a registration statement under the Securities Act covering sales of such Harris Shares is effective and a prospectus is made available under the Securities Act, (ii) within the limits, and in accordance with the applicable provisions of, Rule 145(d) under the Securities Act, or (iii) in a transaction which, in the opinion of counsel satisfactory to Harris, is not required to be registered under the Securities Act; and acknowledges and agrees that Harris is under no obligation to register the sale, transfer or other disposition of Harris Shares by the Holder or on behalf of the Holder;

                     (c) The Holder agrees that Harris shall not be bound by any attempted sale of any Harris Shares received by the Holder in the Merger, and Harris' transfer agent shall be given appropriate stop transfer orders and shall not be required to register any such attempted sale, unless the sale has been effected in compliance with the terms of this Agreement; and further agrees that the certificate representing the Harris Shares to be received by Holder in the Merger may be endorsed with a restrictive legend consistent with the terms of this Agreement;

                     (d) The Holder acknowledges and agrees that the provisions of subparagraphs (b) and (c) hereof also apply to the fullest extent permitted by law to the Harris Shares received in the Merger by (i) his or her spouse,
(ii) any of his or her relatives or relatives of his or her spouse occupying his or her home, (iii) any trust or estate in which he or she, his or her spouse, or any such relative owns at least a 10% beneficial interest or of which any of them serves as trustee, executor or in any similar capacity, and (iv) any corporation or other organization in which the undersigned, any affiliate of the undersigned, his or her spouse, or any such relative owns at least 10% of any class of equity securities or of the equity interest;

                      (e) In connection with the foregoing, Harris acknowledges and agrees as follows:

         (i) From and after the Effective Time, unless and until the Holder has disposed of all the Harris Shares received by it as Merger Consideration, or such shares are permitted to be resold pursuant to Rule 145(d)(3) under the Securities Act, Harris shall use all reasonable best efforts to make and keep "available adequate current public information" (as those terms are understood and defined in Rule 144 under the Securities Act) with respect to Harris and, upon any reasonable request by such an affiliate, provide a statement as to such availability. Harris has filed, on a timely basis, all reports required to be filed with the SEC under Section 13 of the Exchange Act during the preceding 12 months.

         (ii) Harris agrees that the stop transfer instructions and legends referred to above shall be terminated or removed if (A) one year shall have elapsed from the date of the effective time of the Merger and the provisions of Rule 145(d)(2) under the Securities Act are then available to the undersigned or (B) the undersigned shall have delivered to Harris a copy of a letter from the staff of the SEC or an opinion of counsel, in form and substance reasonably satisfactory to Harris, to the effect that such instructions and legends are not required for the purposes of the Securities Act.

      CERTAIN REPRESENTATIONS OF THE HOLDER. The Holder represents and warrants to Harris as follows:

      AUTHORIZATION. The Holder has the power to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. This Agreement has been duly executed and delivered by the Holder and, assuming due and valid authorization, execution and delivery by Harris, constitutes a valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws and principles now or hereafter in effect, affecting creditors' rights generally).

      GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by the Holder of this Agreement and the consummation by the holder of the transactions contemplated hereby do not require the Holder to obtain any consent of, or to make any filing with, any Governmental Entity other than: (i) compliance with any applicable requirements of Hart-Scott; (ii) compliance with any applicable requirements of the Exchange Act; and (iii) such other consents and filings which, if not obtained or made, would not have a material adverse effect on the ability of the Holder to consummate the transactions contemplated hereby or the ability of the parties to consummate the Merger Agreement.

      NON-CONTRAVENTION. The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not and will not, (i) contravene or conflict with any organizational document of the Holder, (ii) contravene or conflict with, or constitute a violation of, any provision of any law, regulation, judgment, injunction, order or decree binding upon the Holder or any of its properties or assets, (iii) with or without the giving of notice or passage of time or both, constitute a breach or default under any agreement, contract or other instrument binding upon the Holder or, to the Holder's knowledge, the Company, or (iv) result in the creation or imposition of any Liens on the Subject Securities, except with respect to the foregoing clauses (ii), (iii) or (iv), such contraventions, conflicts, violations, breaches, defaults or Liens which would not, individually or in the aggregate, be reasonably likely to materially and adversely effect the ability of the Holder to consummate the transactions contemplated hereby or the ability of Harris, the Company and Merger Sub to consummate the Merger Agreement.

      OWNERSHIP. The Holder is the sole, true, lawful record and beneficial owner of the Subject Securities identified on the signature page hereto, and there are no restrictions on voting rights or rights of disposition pertaining to such Subject Securities.

      ALL SECURITIES. The Subject Securities identified on the signature page hereto are the only interests in the capital stock of the Company beneficially owned by the Holder, and Holder has no other option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any other securities of the Company.

      DOCUMENTS DELIVERED. The Holder acknowledges having reviewed the Merger Agreement and its attachments and that all reports, proxy statements and other information with respect to Harris as filed with the SEC were, prior to the Holder's execution of this Agreement, available for inspection and copying at the offices of the SEC and through readily available on-line services; and that Harris delivered the following such documents to the Company, which were made available to the Holder:

      Harris's Annual Report on Form 10-K for the year ended June 30, 2000;

      Harris's proxy statement for its Fiscal 2000 Annual Meeting of Stockholders; and

      Harris's Quarterly Report on Form 10-Q for the period ended March 31,
2001.

      BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, the Holder, and his heirs, estate, personal representatives and permitted assigns and Harris and its successors and permitted assigns.

      PUBLICATION. The Holder hereby permits Harris, the Company and Merger Sub to publish and disclose in the Joint Proxy Statement/Prospectus (including all documents and schedules filed with the SEC) its identity and ownership of the capital stock of the Company and the nature of its commitments, arrangements, and understandings pursuant to this Agreement.

      NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier or sent by electronic transmission, with confirmation received, to the address or telecopy numbers specified below:

               If to the Holder, to the person at the address or the telecopier number appearing on the signature page beneath the Holder's name.

               If to Harris:

               Harris Interactive Inc.
               135 Corporate Woods
               Rochester, New York 14623
               Attention:  Chief Financial Officer
               Facsimile:  716-272-8763

               With a copy to:

               Harris Beach LLP
               130 East Main Street
               Rochester, New York 14604
               Telecopier No.:  (716) 232-4440
               Telephone No.: (212) 232-6925
               Attention: Beth E. Wilkens, Esq.

               or to such other address or telecopy number as any party may have furnished to the other parties in writing in accordance herewith.

      SPECIFIC PERFORMANCE. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      AMENDMENT. (a) This Agreement may not be amended or modified, except by an instrument in writing signed on behalf of each of the parties hereto.

      This Agreement may not be waived by either party, except by an instrument in writing signed on behalf of the party granting such waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

      This Agreement may not be assigned by any party without the prior written consent of the other party, and any assignment without such consent shall be void.

      GOVERNING LAW/CONSENT OF JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflict of laws. Each party hereto hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the City of New York in any action or proceeding arising out of or related to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. Each party hereto hereby irrevocably consents to the service of process, which may be served in any such action or proceeding by certified mail, return receipt requested, by delivering a copy of such process to such party at its address specified in Section 8 or by any other method permitted by law.

      COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      TERMINATION. (a) This Agreement shall terminate upon the earlier to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement according to its terms.

      Upon any termination of this Agreement as provided in this Section 14, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Merger Agreement on the part of any party hereto or any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; PROVIDED, HOWEVER, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement; and PROVIDED FURTHER that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Merger Agreement.

      REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                      [This space intentionally left blank]

      IN WITNESS WHEREOF, this Agreement has been executed by or on- behalf of each of the parties hereto, all as of the date first above written.

                                                     HARRIS INTERACTIVE INC.


                                                     By:
                                                          ----------------------
                                                          Name:
                                                          Title:

                                                     THE HOLDER:


                                                     By:
                                                          ----------------------


                                                     Address:
                                                             -------------------
                                                             -------------------
                                                             -------------------


Number of Total Shares Beneficially Owned by the Holder:


---------------------------------------


Rights to Acquire Total Shares Held by the Holder:


---------------------------------------







                                      -8-